ENERGY RECOVERY INC

Investor Presentation

November 2013

energy recovery™

SAFE HARBOR

This presentation contains forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include statements about market trends, possible future revenue growth, and business strategy. These statements represent our current expectations about future events, are based on assumptions, and involve risks and uncertainties.

If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors that could cause actual results to differ materially. A detailed discussion of these factors and uncertainties is contained in the reports of the Company files with the U.S. Securities and Exchange Commission. We assume no obligation to update any forward-looking statements made in this presentation except as required by law.

energy recovery™

WHO WE ARE – ENERGY RECOVERY (NASDAQ: ERII)



- Over a decade of experience
- A proven technology with thousands of references
- A global market leader with 90% market share
- Tackling global problem of water & energy
- Saving 14 Billion kWh / year



Saving clients over $1.4 Billion each year in energy costs

OUR VISION

To make industrial processes environmentally cleaner and economically more profitable by transforming fluid flows into reusable energy

Industrial profitability and environmental responsibility

The world's leading energy recovery company focused on industrial fluid flows



OUR VISION:
To harness energy from pressure flows worldwide

Continuous innovation and collaboration with industry

Passion for the environment, engineering and economics

energy recovery™

ENERGY-EFFICIENCY SOLUTIONS FOR INDUSTRIAL FLUID FLOWS

WATER PROCESSING



MEMBRANES
HIGH PRESSURE PUMP
CIRCULATION PUMP
PX DEVICE/ARRAY



GAS PROCESSING



SWEET GAS
ACID GAS
LEAN AMINE
CONTACTOR
REDUCED SIZE
HIGH PRESSURE PUMP
REGENERATOR
SOUR GAS
RICH AMINE
~1200 PSI
~50 PSI
FLASH TANK
Energy Recovery
System



energy recovery™

BENEFITS OF ENERGY RECOVERY SOLUTIONS

WATER PROCESSING



- Highest Efficiency Technology **~ 98%**
- Ceramic Material Science Advantage
- Simple, Plug-n-Play Solution
- Extreme Durability-Zero Maintenance ~ 25 yrs.
- Numerous U.S. and International Patents
- Economic Payback: **3 Months**

GAS PROCESSING



- Highest Efficiency Solution ~ **up to 93%**
- Material Science Advantage
- Intelligent, Easy-to-Install System
- High Availability / Uptime
- Increases Productivity & Profitability
- Economic Payback: **Less than 3 years**

energy recovery™

INSIDE OUR TECHNOLOGY

WATER PROCESSING



GAS PROCESSING



7 CONTINENTS & 7 SEAS • 15,000+ DEVICES


HEADQUARTERS
San Leandro, California, USA
Madrid, Spain
Dubai, UAE
Shanghai, China
Sales Offices

energy recovery™

OUR INDUSTRY EXPERIENCE WITH GLOBAL LEADERS

WATER PROCESSING

- DOOSAN
- ABENGOA
- TOYOBO
- suez environnement / Degrémont
- Aquatech
- Valoriza Agua
- acciona Agua
- Hyflux™
- GE Water & Process Technologies
- VEOLIA WATER
- AQUA ENGINEERING
- IDE technologies ltd.
- Inima Grupo OHL
- Cadagua
- aqualia

GAS PROCESSING

- ACCESS MIDSTREAM PARTNERS
- Texas Oil
  Client: Confidential
- ارامكو السعودية Saudi Aramco
- 中国石化 SINOPEC

Technology is tested and proven

DESALINATION OPPORTUNITY
3RD PARTY REPORTS FORECAST HIGH GROWTH


GWI SWRO FORECAST
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$ million
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Other
BWRO
SWRO
Thermal

Timeline: 1 Year Shift
SOURCE: Global Water Intelligence Briefing: June 2013

TRANSITIONING FROM RECOVERY TO GROWTH

3-PRONG STRATEGY

1. REDUCE COSTS

- Consolidation & Increased Utilization of Manufacturing
- Reduced Corporate Overhead

Gross Margin Improvements



28%
47%
60%

- OPEX: $33M to $29M

2. RE-POSITION

- New Value Proposition

Focused on Total Economics

Market Share Gains



50%
90%

3. GROWTH

- Over $7M invested in O&G
- New Products Launching

Field Tests Underway



energy recovery™

RETURN TO PROFITABILITY ENABLING STRONG GROWTH



Revenue
($ in 000's)
Revenue
EPS - diluted
Earnings Per Share- Diluted
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$-
$1.50
$1.00
$0.50
$-
$(0.50)
$(1.00)
$(1.50)
Collapse of Credit Markets
Expansion & Acquisition
Management Change
$(0.02)
$0.02
$0.06
$0.14
$0.18
$0.07
$(0.07)
$(0.50)
$(0.16)
$(0.11)
$4,047
$10,689
$20,058
$35,414
$52,119
$47,014
$45,853
$28,047
$42,632
$41,800
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 *

* 2013 Revenue and EPS numbers represent current Analyst Consensus

2014

- Expect Revenue Growth
- Positive Free Cash Flow
- Revenue from Oil & Gas

LEVERAGING STRENGTH FOR GROWTH INTO NEW MARKETS

Water	Oil & Gas	Other Fluids



$150 M
ADDRESSABLE MARKET
(By Year 2018)



~ $1B +
ADDRESSABLE MARKET


Pulp & Paper
Osmotic Power
Chemical Processing
Food & Other Processes

~ $1B +
ADDRESSABLE MARKET

New Markets worth est. $2 Billion+

NEW MARKET: OIL & GAS



WITH EARLY SUCCESS TO SHOW IN NEW MARKETS



Significant progress in new Oil & Gas market

- Maintaining Technology Lead
  - Over $7M invested in Oil & Gas
- The Right Partners
  - Partnerships with 3 of the world's largest oil giants on 3 continents
- Traction
  - Signed Contracts
  - Field Trials Underway
  - New Suite of Products
    - More than 1200 eligible retrofits (greater than $1B)

Expect revenue results in 2014

SUMMARY: ERII

- Long Term Growth Opportunity
- Gross Margins into the 60% + Range
- 90% Market Share
- CAPEX Light
- High Operating Leverage (82% Contribution Margin)
- Positive Free Cash Flow in FY14
- Beginning to Address Much Larger Markets

New Management Team Executing Consistently on 3-Prong Strategy



Thank You

energy recovery™